SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

March 2, 2016
-----------------
(Date of Report)

ALANCO TECHNOLOGIES, INC.
-------------------------
(Exact name of Registrant as specified in its charter)

0-9437
---------
(Commission File No.)

ARIZONA                        86-0220694
---------------------------     ---------------------------------
(State or other jurisdiction)    (IRS Employer Identification No.)

7950 E. ACOMA DRIVE, SUITE 111, SCOTTSDALE, ARIZONA  85260
-------------------------------------------------------
(Address of Principal Executive Office)       (Zip Code)

(480) 607-1010
----------------------------------------------------
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

(  ) Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

(  ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

(  ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

(  ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 25, 2016, the Company’s Board of Directors appointed, elected and confirmed Joshua Silverman to serve as a Director on the Company’s Board of Directors.  Mr. Silverman will have all the duties, privileges and responsibilities inherent therein and will receive the same compensation as current board members. Mr. Silverman, as reported on Schedule 13D filed on May 7, 2014, is a joint filer sharing ownership and voting rights with Iroquois Capital Management, LLC, Iroquois Master Fund Ltd., and Mr. Richard Abbe of 474,398 shares of the Company’s Class A Common Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alanco Technologies, Inc.

  By:   /s/ John A. Carlson
Name: John A. Carlson
                                                 Title:   Director, President & Chief Executive Officer

Date: March 2, 2016